UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2010

Ciena Corporation
 (Exact name of registrant as specified in its charter)

Delaware	0-21969	23-2725311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Winterson Road, Linthicum, MD	21090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 865-8500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 – REGULATION FD DISCLOSURE

The audited financial statements of Nortel’s Metro Ethernet Networks business for the fiscal years ended December 31, 2007 and December 31, 2008 and for the nine month period ended September 30, 2009 are furnished as Exhibit 99.1 to this report, and are incorporated in this report by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit Number	Description of Document

Exhibit 99.1	Financial Statements of Nortel’s Metro Ethernet Networks

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: March 4, 2010	By:	/s/ David M. Rothenstein

David M. Rothenstein
Senior Vice President, General Counsel and Secretary